                                                                  Exhibit 13(j)

                               PURCHASE AGREEMENT
                               ------------------

       The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

       1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby purchases one
(1) Class S share of common stock representing an interest in the ARCH Growth Equity Portfolio (the "Portfolio") at a price of $16.45 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $16.45 in full payment for the Share.

       2. BISYS Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                       THE ARCH FUND, INC.


                                       By:  /s/ Jerry V. Woodham
                                            --------------------

                                       Title: President



                                       BISYS FUND SERVICES OHIO, INC.

                                       By: /s/ David Huber
                                           ---------------------

                                           Title: President

                               PURCHASE AGREEMENT
                               ------------------

       The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

       1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby purchases one
(1) Class S - Special Series 1 share of common stock representing an interest in the ARCH Growth Equity Portfolio (the "Portfolio") at a price of $16.45 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $16.45 in full payment for the Share.

       2. BISYS Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                       THE ARCH FUND, INC.


                                       By:  /s/ Jerry V. Woodham
                                           --------------------

                                       Title: President



                                       BISYS FUND SERVICES OHIO, INC.

                                       By: /s/ David Huber
                                          ---------------------

                                       Title: President

                               PURCHASE AGREEMENT
                               ------------------

       The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

       1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby purchases one
(1) Class S - Special Series 2 share of common stock representing an interest in the ARCH Growth Equity Portfolio (the "Portfolio") at a price of $16.45 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $16.45 in full payment for the Share.

       2. BISYS Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                       THE ARCH FUND, INC.


                                       By:  /s/ Jerry V. Woodham
                                            --------------------

                                       Title: President



                                       BISYS FUND SERVICES OHIO, INC.

                                       By: /s/ David Huber
                                           ---------------------

                                       Title: President

                               PURCHASE AGREEMENT
                               ------------------

       The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an Ohio corporation, hereby agree with each other as follows:

       1. The Fund hereby offers BISYS Ohio and BISYS Ohio hereby purchases one
(1) Class S - Special Series 3 share of common stock representing an interest in the ARCH Growth Equity Portfolio (the "Portfolio") at a price of $16.45 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYS Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $16.45 in full payment for the Share.

       2. BISYS Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.



                                       THE ARCH FUND, INC.


                                       By:  /s/ Jerry V. Woodham
                                            --------------------

                                       Title: President



                                       BISYS FUND SERVICES OHIO, INC.

                                       By: /s/ David Huber
                                           ---------------------

                                       Title: President

                               PURCHASE AGREEMENT
                               ------------------

     The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYs Fund Services Ohio, Inc. ("BISYs Ohio), an Ohio corporation, hereby agree with each other as follows:

     1. The Fund hereby offers BISYs Ohio and BISYs Ohio hereby purchases one (1) Class R share of common stock representing an interest in the ARCH Small Cap Equity Index Portfolio (the "Portfolio") at a price of $10.00 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYs Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $10.00 in full payment for the Share.

     2. BISYs Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                             THE ARCH FUND, INC.

                                             By: /s/ Jerry V. Woodham
                                                ------------------------------

                                             Title: President

                                             BISYS FUND SERVICES OHIO, INC.


                                             By: /s/ David Huber
                                                -------------------------------

                                             Title: President

                               PURCHASE AGREEMENT
                               ------------------

     The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYs Fund Services Ohio, Inc. ("BISYs Ohio), an Ohio corporation, hereby agree with each other as follows:

     1. The Fund hereby offers BISYs Ohio and BISYs Ohio hereby purchases one (1) Class R - Special Series 1 share of common stock representing an interest in the ARCH Small Cap Equity Index Portfolio (the "Portfolio") at a price of $10.00 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYs Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $10.00 in full payment for the Share.


     2. BISYs Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                             THE ARCH FUND, INC.

                                             By: /s/ Jerry V. Woodham
                                                ------------------------------

                                             Title: President

                                             BISYS FUND SERVICES OHIO, INC.


                                             By: /s/ David Huber
                                                -------------------------------

                                             Title: President

                               PURCHASE AGREEMENT
                               ------------------

     The ARCH Fund, Inc. (the "Fund"), a Maryland corporation with transferable shares, and BISYs Fund Services Ohio, Inc. ("BISYs Ohio), an Ohio corporation, hereby agree with each other as follows:

     1. The Fund hereby offers BISYs Ohio and BISYs Ohio hereby purchases one (1) Class R - Special Series 2 share of common stock representing an interest in the ARCH Small Cap Equity Index Portfolio (the "Portfolio") at a price of $10.00 (such share of common stock in the Portfolio being hereinafter known as the "Share"). BISYs Ohio hereby acknowledges the purchase of the Share and the Fund hereby acknowledges receipt from BISYS Ohio of funds in the amount of $10.00 in full payment for the Share.

     2. BISYs Ohio represents and warrants to the Fund that the Share is being acquired for investment purposes and not with a view to the distribution thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 21st day of November, 1997.


                                             THE ARCH FUND, INC.

                                             By: /s/ Jerry V. Woodham
                                                ------------------------------

                                             Title: President

                                             BISYS FUND SERVICES OHIO, INC.


                                             By: /s/ David Huber
                                                -------------------------------

                                             Title: President